UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04345)

Exact name of registrant as specified in charter:	Putnam Tax Free Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2014

Date of reporting period:	August 1, 2013 — January 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTHAX

Putnam Tax-Free High Yield Fund

Semiannual report
1|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax-Free High Yield
Fund

Semiannual report
1 | 31 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Trustee approval of management contract	19

Financial statements	25

Shareholder meeting results	58

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The fund may invest significantly in particular segments of the tax-exempt debt market, making it more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In early 2014, stock prices fluctuated while most bond markets advanced, reversing the trends that dominated the two asset classes during 2013. Although the economic recovery appears to remain intact and previous market forces may re-emerge, the shift in short-term trends reminds investors once again about the value of portfolio diversification.

In this environment, we believe Putnam’s commitment to active fundamental research and taking a proactive view about risk is well suited to uncovering attractive investment opportunities.

We are pleased to report that this focus continues to earn Putnam high marks among industry peers. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes.

Lastly, for guidance on today’s markets, we also believe that you are well served by consulting with your financial advisor, who can help you assess your individual needs, time horizon, and risk tolerance — crucial for guiding you toward your investment goals.

As always, thank you for investing with Putnam.

Putnam Tax-Free High Yield Fund

Higher-yielding municipal bonds can play a key role in a tax-smart portfolio

Two of the most significant challenges of fixed-income investing are low interest rates and taxes on income. Putnam Tax-Free High Yield Fund can help reduce the impact of both by investing in higher-yielding, lower-rated municipal bonds.

Sophisticated risk management

The fund's managers select bonds that offer attractive return potential relative to risk and carefully position the portfolio based on Putnam's interest-rate forecasts.

Meticulous credit research

Members of Putnam's fixed-income organization have a range of skills to analyze the credit risk of below-investment grade bonds and help build a well-diversified portfolio.

The fund's portfolio managers have worked together at Putnam since 1994.

Thalia Meehan, CFA®
Portfolio Manager

Paul M. Drury, CFA®
Portfolio Manager

Susan A. McCormack, CFA®
Portfolio Manager

Municipal bonds' tax benefits can make their income even more attractive

Index-based yields as of 1/31/14 (annual after-tax income generated by a hypothetical $100,000 investment)

Pretax yield
Taxable-equivalent yield
5%
4%
3%
2%
1%
0%
1.30% ($736)
3.03% ($1,715)
5.09% ($2,880)
Treasuries
Investment-grade corporates
Municipal bonds

Source: Putnam, as of 1/31/14. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average "yield to worst" — a calculation of the lowest possible yield generated without defaulting — of the Barclays U.S. Treasury Index, the Barclays U.S. Credit Index, and the Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Five-year average cumulative default rates, all rated securities

10%
8%
6%
4%
2%
0%
0.06%
7.61%
Municipal bonds
Corporate bonds

Source: Moody's, U.S. Municipal Bond Defaults and Recoveries, 1970–2012 (May 2013).

2 Tax-Free High Yield Fund
Tax-Free High Yield Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Performance for class A shares before their inception (9/20/93) is derived from the historical performance of class B shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Tax-Free High Yield Fund

Interview with your fund’s portfolio manager

How did municipal bonds perform for the six months ended January 31, 2014?

Municipal bonds closed out the reporting period in positive territory despite considerable month-to-month volatility stemming from headline and interest-rate fears. In August 2013, municipal bonds struggled in the aftermath of the Federal Reserve’s late spring announcement that it was considering scaling back its stimulative bond-buying program given improving U.S. economic data. However, in September, the Fed surprised investors with its decision to hold off reducing its stimulus measures, and municipal bond prices climbed and interest rates declined somewhat. Municipal bonds continued this momentum into October when lawmakers agreed to extend the U.S. borrowing authority, avoiding a possible debt default. During this time, municipals outperformed Treasuries, despite continued outflows from the asset class.

Municipal bonds lost ground in November and December, as questions about future Fed monetary policy and negative headlines —most notably Detroit’s bankruptcy and Puerto Rico’s credit challenges — distracted investors from improving fundamentals in the broader market. Municipal bonds reversed course once again in January, posting a big gain of almost 2% for the month, as measured by the Barclays Municipal Bond Index. This strong month of returns was sparked by a rally in interest rates, as investors moved to a risk-off mode around fears surrounding weaker economic data and

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/14. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on pages 17–18.

Tax-Free High Yield Fund	5

emerging market stress. Supply and demand dynamics were also a tailwind for municipal bonds during January. New issue supply was well below average during the month while demand for municipal bonds increased. Fund flows finally turned positive after months of outflows, and there was also a bid from direct retail investors after year-end tax selling. Against this multi-dimensional backdrop, Putnam Tax-Free High Yield Fund delivered positive performance for the six months ended January 31, 2014, but lagged its benchmark, the Barclays Municipal Bond Index, and the average return of its Lipper peer group.

How are you managing the risk posed by higher interest rates?

In the aftermath of the Fed’s decision in September 2013 to hold off setting a timetable for scaling back its bond-buying program, investors looked to its December meeting for further guidance in the wake of employment gains. At that meeting, the Fed announced that it would gradually end its bond-buying campaign in 2014, starting with the first reduction in January. The central bank also clarified that it would keep short-term interest rates at current levels (near zero) “well past the time when the unemployment rate declines below 6½ percent.” In contrast to the market’s May–June 2013 reaction to the Fed’s first hint of the eventual unwinding of the program, this time there was no sharp sell-off, but interest rates did gradually move higher throughout December. With further clarification of Fed monetary policy, especially its commitment to keep short-term interest rates low as long as “projected inflation continues to run below

Allocations are shown as a percentage of the fund’s net assets as of 1/31/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Tax-Free High Yield Fund

the committee’s 2 percent longer-run goal,” municipal bonds outperformed Treasuries during the final weeks of December and the month of January.

Looking ahead, we expect continued pressure on interest rates and yield spreads as investors adjust their expectations about Fed policy. However, we believe it is unlikely that rates are going to suddenly spike as they did in the spring of 2013. If yields rise more than economic fundamentals seem to warrant, we may view it as an opportunity to add what we believe are attractively valued securities to the fund. To prepare for somewhat higher rates, we modestly increased our cash level in the fund during the period and positioned the portfolio with a slightly shorter duration, or interest-rate sensitivity, than its Lipper peer group.

Periods of high volatility, although unpleasant for investors, may offer attractive buying opportunities. Tax-exempt yields, in our opinion, are more attractive now given this past summer’s sell-off. In fact, we have not seen yields at these higher levels since 2011. The municipal bond market is exceptionally diverse, comprising small issuers, complex instruments, and an array of market participants with varying return objectives. We believe this market dynamic may present

Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Tax-Free High Yield Fund	7

inefficiencies, which our active management and fundamental research will help to unlock.

What should tax-sensitive investors know about tax legislation as we enter 2014?

As part of the legislation to avert the so-called fiscal cliff of tax increases and spending cuts, provisions set by Congress to permanently extend the Bush-era tax cuts for most people took effect on January 1, 2013. However, while the existing tax rates were preserved for a majority of taxpayers, Congress added a top-marginal tax rate of 39.6% for top earners [$406,750 for single filers and $457,600 for couples filing jointly]. In addition, higher-income taxpayers [at thresholds of $254,200 for individuals and $305,050 for couples] could see their itemized deductions and personal exemptions become more limited and eventually be phased out, and could have to pay higher capital gains taxes — 20% for the highest income levels.

Wealthier Americans will also contend with two new taxes. The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act included two new taxes that were scheduled to take effect in January 2013 — a 0.9% increase in the Medicare payroll tax for workers earning more than $200,000 [$250,000 for married couples] and a new 3.8% surtax on net investment income.

Municipal bonds have become more attractive on a relative tax basis for taxpayers who find themselves subject to the 3.8% Medicare surtax and who may also be subject to the highest [39.6%] marginal rate. The tax equivalent yield, i.e., the yield an investor would require in a taxable bond investment

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Tax-Free High Yield Fund

to equal the yield of a comparable tax-free municipal bond, has increased for those taxpayers. Thus it is possible that municipal bonds will see additional demand — and further price support — as the 2014 tax-filing season brings a greater awareness of the impact of these higher taxes.

Is the default rate in the municipal bond market still low by historic standards?

Yes. For 2013, bankruptcy filings only represented approximately 0.21% of the $3.7 trillion municipal bond market. Furthermore, we do not believe that the default rate will increase meaningfully in 2014.

In our opinion, the significance of defaults and downgrades is the headline risk that emerges from occasional isolated incidents. For example, Puerto Rico, a self-governing American territory, has been downgraded to junk status by the major ratings agencies. Puerto Rico’s debt is widely held because of its large issuance and exemption from federal and local taxes, and the considerable negative coverage of its strained economy led to a heavy sell-off. Concerns about the island’s weak economy and continued deficits are troubling, but Puerto Rico’s government has taken measures in an attempt to mend its credit profile, most notably by introducing proposals for pension reform and raising tax revenues. Puerto Rico recently announced that it is planning to issue G.O. [general obligation] bonds in the near future to refinance some existing debt — a move seen by many observers as critical for the country’s financial health. Despite these developments, we believe Puerto Rico’s credit is likely to remain pressured due to its struggling economy and have underweighted investments there accordingly.

Also, the city of Detroit filed for Chapter 9 bankruptcy this past July and continues to dominate the municipal news. Although Detroit’s filing, the largest Chapter 9 filing in history, was a large headline event, we continue to believe that Chapter 9 filings remain isolated and don’t expect a large impact on the broader municipal bond market. At the same time, we continue to monitor the legal proceedings because they have the potential to set new precedents that can influence the market.

State fiscal conditions have continued to improve, and many states are projecting budget surpluses for the current fiscal year. Credit quality at the state level remains quite high, with 30 of the 50 states holding either an Aaa or Aa1 rating from Moody’s, the two highest possible ratings. On balance, our outlook is for continued stabilization of states’ economies, given the improvement in employment, economic growth, and consumer confidence data — all of which have contributed to rising tax collections.

How did you position the portfolio during the period?

We identified what we considered to be improving fundamentals and still-attractive spreads in the market and sought to benefit from them. Revenue credits, which are typically issued by state and local government to finance a specific revenue-generating project, have been an overweight position in the fund. We have also maintained an overweight exposure relative to the benchmark to municipal bonds rated Baa by Moody’s. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broader economy did not stall. Our overweight position in essential service revenue bonds was offset by the fund’s underweight positioning in local G.O. bonds — securities issued at the city or county level. In terms of sectors, relative to the fund’s Lipper universe, we favored airlines, higher education, utility, and health-care bonds.

Overall, this credit positioning helped the fund’s performance, but the fund’s exposure to Puerto Rico bonds was a detractor during

Tax-Free High Yield Fund	9

the period. The fund’s shorter-duration interest-rate positioning also detracted from returns as interest rates moved lower, especially during the last month of the period.

What is your near-term outlook for the municipal bond market?

The past six months proved to be a volatile time for municipal bonds, with uncertainty about interest rates and the headline risk from a few isolated credit situations diverting investor attention away from the tax advantages of this asset class. While market conditions in the municipal market could face some volatility, we continue to believe that this asset class should be part of a diversified portfolio for long-term investors seeking income.

Despite the strong start in 2014, we still believe that there could be some volatility surrounding supply/demand factors and interest rates. Tax-exempt municipal fund outflows for 2013 topped $60 billion [Source: JPMorgan] —the most in 20 years — and put downward pressure on prices. Although we have seen fund flows and some direct retail buyers come into the market to help support prices, we think it is unlikely that we will see volatility subside until fund flows turn decidedly positive and rate volatility eases. The overall fundamental credit outlook of municipal bonds appears solid, in our opinion. With regard to tax policy, we think comprehensive tax reform is unlikely at this time with the 2014 elections just around the corner. Longer term, we believe federal deficits and pressures around entitlement programs could contribute to uncertainty around the potential for broader tax reform, which could affect the value of municipal bonds.

We will continue to position the portfolio for modest upticks in the overall interest-rate environment, avoiding the more interest-rate-sensitive sectors of the municipal bond market to make the most of less-than-favorable market conditions. Our efforts remain focused on the pursuit of steady income, the minimizing of volatility, and a competitive total return for the fund.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

10	Tax-Free High Yield Fund

IN THE NEWS

The U.S. federal deficit this year will dip to its lowest level since 2007, but the trend may be short-lived. The Congressional Budget Office (CBO) has projected that the U.S. deficit will fall to $514 billion by the end of the current fiscal year on September 30, 2014, down from $680 billion last fiscal year and the recent peak of $1.4 trillion in 2009. Government spending cuts, tax hikes, and the overall economic expansion all helped to lower the deficit, which has been the focus of intense political debate in Washington. However, in coming years as baby boomers age, spending will accelerate on such government programs as Medicare and Social Security, widening the deficit. Without more robust economic growth, spending for Social Security, Medicare (including offsetting receipts), Medicaid, the Children’s Health Insurance Program, and subsidies for health insurance purchased through exchanges will rise from 9.7% of GDP in 2014 to 11.7% in 2024, the CBO estimates.

Tax-Free High Yield Fund	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/14

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.07%	5.92%	6.07%	6.07%	5.24%	5.24%	5.83%	5.71%	5.82%

10 years	55.34	49.13	47.69	47.69	43.92	43.92	51.10	46.19	54.11
Annual average	4.50	4.08	3.98	3.98	3.71	3.71	4.21	3.87	4.42

5 years	61.97	55.49	57.07	55.07	56.06	56.06	59.82	54.62	64.18
Annual average	10.13	9.23	9.45	9.17	9.31	9.31	9.83	9.11	10.42

3 years	23.21	18.28	21.01	18.01	20.46	20.46	22.23	18.26	24.22
Annual average	7.20	5.76	6.56	5.68	6.40	6.40	6.92	5.75	7.50

1 year	–3.75	–7.60	–4.26	–8.86	–4.40	–5.32	–4.01	–7.13	–3.44

6 months	2.05	–2.03	1.82	–3.17	1.65	0.66	1.92	–1.40	2.17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class A, C, M, and Y shares before their inception is derived from the historical performance of class B shares, adjusted for the applicable sales charge (or CDSC) and, for class C shares, the higher operating expenses for such shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12	Tax-Free High Yield Fund

Comparative index returns For periods ended 1/31/14

		Lipper High Yield
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	6.85%	6.10%

10 years	54.28	44.19
Annual average	4.43	3.69

5 years	30.96	55.63
Annual average	5.54	9.22

3 years	18.30	23.25
Annual average	5.76	7.20

1 year	–1.07	–4.40

6 months	2.99	2.39

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/14, there were 137, 126, 115, 93, 65, and 5 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/13

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/20/93)		(9/9/85)		(2/1/99)		(12/29/94)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	5.99%	5.84%	5.99%	5.99%	5.15%	5.15%	5.75%	5.63%	5.74%

10 years	52.71	46.61	45.19	45.19	41.37	41.37	48.54	43.71	51.41
Annual average	4.32	3.90	3.80	3.80	3.52	3.52	4.04	3.69	4.24

5 years	67.98	61.26	62.74	60.74	61.71	61.71	65.74	60.36	70.27
Annual average	10.93	10.03	10.23	9.96	10.09	10.09	10.63	9.91	11.23

3 years	18.27	13.54	16.07	13.07	15.55	15.55	17.33	13.52	19.26
Annual average	5.75	4.32	5.09	4.18	4.94	4.94	5.47	4.32	6.05

1 year	–5.41	–9.19	–5.98	–10.50	–6.20	–7.10	–5.66	–8.73	–5.17

6 months	–2.49	–6.39	–2.80	–7.55	–2.87	–3.82	–2.63	–5.79	–2.29

See the discussion following the Fund performance table on page 12 for information about the calculation of fund performance.

Tax-Free High Yield Fund	13

Fund price and distribution information For the six-month period ended 1/31/14

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.285647		$0.249329	$0.240578	$0.270009		$0.299330

Capital gains [2]	—		—	—	—		—

Total	$0.285647		$0.249329	$0.240578	$0.270009		$0.299330

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/13	$11.85	$12.34	$11.87	$11.88	$11.85	$12.25	$11.89

1/31/14	11.80	12.29	11.83	11.83	11.80	12.20	11.84

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	4.62%	4.43%	4.00%	3.85%	4.35%	4.21%	4.83%

Taxable equivalent [4]	8.16	7.83	7.07	6.80	7.69	7.44	8.53

Current 30-day SEC yield [5]	N/A	4.12	3.68	3.53	N/A	3.89	4.52

Taxable equivalent [4]	N/A	7.28	6.50	6.24	N/A	6.87	7.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14	Tax-Free High Yield Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 7/31/13	0.80%	1.42%	1.57%	1.07%	0.57%

Annualized expense ratio for the six-month
period ended 1/31/14	0.81%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2013, to January 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.13	$7.27	$8.03	$5.50	$2.96

Ending value (after expenses)	$1,020.50	$1,018.20	$1,016.50	$1,019.20	$1,021.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax-Free High Yield Fund	15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2014, use the following calculation method. To find the value of your investment on August 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.13	$7.27	$8.03	$5.50	$2.96

Ending value (after expenses)	$1,021.12	$1,018.00	$1,017.24	$1,019.76	$1,022.28

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16	Tax-Free High Yield Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Tax-Free High Yield Fund	17

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2014, Putnam employees had approximately $433,000,000 and the Trustees had approximately $105,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18	Tax-Free High Yield Fund

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise,

Tax-Free High Yield Fund	19

jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number

20 Tax-Free High Yield Fund

of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders

Tax-Free High Yield Fund	21

and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized

22 Tax-Free High Yield Fund

by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information

Tax-Free High Yield Fund	23

provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 119, 105 and 89 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24 Tax-Free High Yield Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax-Free High Yield Fund	25

The fund’s portfolio 1/31/14 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	Radian Insd. Radian Group Insured
Cmnwlth. of PR Gtd. Commonwealth of Puerto	VRDN Variable Rate Demand Notes, which are
Rico Guaranteed	floating-rate securities with long-term maturities
COP Certificates of Participation	that carry coupons that reset and are payable upon
FRB Floating Rate Bonds: the rate shown is	demand either daily, weekly or monthly. The rate
the current interest rate at the close of the	shown is the current interest rate at the close of the
reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (96.4%)*	Rating**	Principal amount	Value

Alabama (1.2%)
Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	$2,300,000	$2,415,023

Jefferson Cnty., Swr. Rev. Bonds, zero %, 10/1/46	BBB–	7,500,000	3,725,250

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A
6 1/4s, 11/1/33	BBB	3,000,000	3,231,270
5.8s, 5/1/34	BBB	1,750,000	1,806,123

			11,177,666
Arizona (3.3%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	5,575,000	5,021,848
7 1/4s, 12/1/19	BB–/P	500,000	450,205

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa1	4,000,000	4,073,360

Glendale, Indl. Dev. Auth. Rev. Bonds (John C.
Lincoln Hlth. Network), 5s, 12/1/42	BBB+	1,100,000	1,075,283

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	4,800,000	5,356,752

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies Project), 6.3s, 7/1/42	BB/F	430,000	415,647
(Great Hearts Academies Project), 6s, 7/1/32	BB/F	300,000	292,806
(Choice Academies, Inc.), 5 3/8s, 9/1/32	BB+	2,000,000	1,786,980

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), 5 3/4s, 9/1/29	Baa1	1,000,000	1,022,750
(Horizon Cmnty. Learning Ctr.), 5 1/4s, 6/1/35	BBB	1,395,000	1,279,341
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	2,450,000	2,306,577

Salt Verde, Fin. Corp. Gas Rev. Bonds
5 1/2s, 12/1/29	A–	1,525,000	1,703,547
5s, 12/1/37	A–	1,430,000	1,451,893
5s, 12/1/32	A–	1,500,000	1,546,215

Tempe, Indl. Dev. Auth. Rev. Bonds (Friendship
Village), Ser. A, 6s, 12/1/32	BB–/P	1,350,000	1,372,586

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	1,600,000	1,472,896

			30,628,686

26 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BB+/P	$2,000,000	$2,015,660

			2,015,660
California (13.1%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6s, 7/1/31	BBB+/F	1,295,000	1,380,859

CA Edl. Fac. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 5s, 6/1/35	Baa2	1,000,000	966,830

CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA)
5 1/4s, 2/1/46	Baa2	7,000,000	6,687,239
5 1/4s, 2/1/37	Baa2	2,705,000	2,651,928

CA Muni. Fin. Auth. Rev. Bonds (Emerson
College), 6s, 1/1/42	Baa1	3,330,000	3,656,706

CA Poll. Control Fin. Auth. Rev. Bonds (Wtr.
Furnishing), 5s, 11/21/45	Baa3	6,000,000	5,267,040

CA Poll. Control Fin. Auth. Solid Waste Disp. 144A
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	A–	2,000,000	2,056,500

CA School Fin. Auth. Rev. Bonds (2023 Union,
LLC), Ser. A, 6s, 7/1/33	BBB–	1,000,000	1,025,940

CA State G.O. Bonds
5 1/4s, 4/1/35	A1	5,000,000	5,427,400
5s, 9/1/30	A1	7,500,000	8,174,775

CA State Muni. Fin. Auth. Charter School Rev.
Bonds (Partnerships Uplift Cmnty.), Ser. A
5 1/4s, 8/1/42	BB+	850,000	698,802
5s, 8/1/32	BB+	665,000	550,454

CA State Pub. Wks. Board Rev. Bonds
Ser. A-1, 6s, 3/1/35	A2	2,000,000	2,294,880
(States Prisons — LA), Ser. C, 5 3/4s, 10/1/31	A2	1,000,000	1,147,020
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,750,000	1,824,305
(Judicial Council Projects), Ser. D, 5s, 12/1/31	A2	1,000,000	1,054,170
(Capital Projects), Ser. A, 5s, 4/1/30	A2	5,000,000	5,348,350

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	B+	2,025,000	1,500,687
(American Baptist Homes West),
6 1/4s, 10/1/39	BBB	2,500,000	2,593,550
(Terraces at San Joaquin Gardens), Ser. A,
6s, 10/1/42	BB/P	1,750,000	1,669,448
(Irvine, LLC-UCI East Campus), 6s, 5/15/40	Baa2	6,000,000	6,362,160
(Terraces at San Joaquin Gardens), Ser. A,
5 5/8s, 10/1/32	BB/P	1,105,000	1,055,187
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,500,000	1,541,205
(Sr. Living-Presbyterian Homes), Ser. A,
4 7/8s, 11/15/36	BBB–	1,000,000	889,460

CA Statewide Cmnty. Dev. Auth. 144A Rev.
Bonds (Front Porch Cmntys. & Svcs.), Ser. A,
5 1/8s, 4/1/37	BBB+	3,300,000	3,197,601

Tax-Free High Yield Fund	27

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

California cont.
Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	$1,770,000	$1,733,485
5s, 9/2/30	BB+/P	1,690,000	1,669,314

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (No. 07-I Otay Ranch Village Eleven),
5.1s, 9/1/26	BBB–/P	335,000	335,787

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, 6s, 1/15/53	BBB–	2,500,000	2,522,250

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	12,000,000	9,057,480
Ser. A-1, 5s, 6/1/33	B3	1,950,000	1,495,806
Ser. A-1, 4 1/2s, 6/1/27	B	255,000	217,716

M-S-R Energy Auth. Rev. Bonds
Ser. A, 6 1/2s, 11/1/39	A–	1,250,000	1,532,200
Ser. B, 6 1/2s, 11/1/39	A–	2,000,000	2,451,520

North Natomas, Cmnty. Fac. Special Tax Bonds,
Ser. D, 5s, 9/1/26	BBB+/P	1,070,000	1,072,515

Oakland, Unified School Dist. Alameda
Cnty., G.O. Bonds
(Election of 2012), 6 1/4s, 8/1/30	BBB/P	1,500,000	1,616,895
(Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	1,500,000	1,585,350

Oakley, Pub. Fin. Auth. Special Assmt.
Bonds, 5s, 9/2/31	BBB–	1,645,000	1,627,876

Orange Cnty., Cmnty. Fac. Dist. Special Tax
Rev. Bonds (Ladera Ranch — No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	2,875,000	2,879,255

Poway, Unified School Dist. G.O. Bonds,
zero %, 8/1/40	Aa2	3,000,000	750,510

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/37	BB+/P	1,000,000	970,320

Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5 3/4s, 6/1/44	BBB–	750,000	774,510

Sacramento, Special Tax Rev. Bonds (North
Natomas Cmnty. Fac.), Ser. 97-01
5.1s, 9/1/35	BB+/P	2,500,000	2,470,900
5s, 9/1/29	BB+/P	1,355,000	1,344,824

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. B, zero %, 8/1/44	Aa2	15,000,000	2,695,350

San Diego, Unified School Dist. G.O. Bonds
(Election of 2008), Ser. C, zero %, 7/1/40	Aa3	5,000,000	1,208,750

San Francisco City & Cnty. Redev. Agcy. Cmnty.
Fac. Dist. Special Tax Bonds (No. 6 Mission Bay
South), Ser. A, 5.15s, 8/1/35	BB+/P	1,000,000	1,000,130

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds (No. 6 Mission Bay
Pub. Impts.), Ser. C, zero %, 8/1/43	BB+/P	8,000,000	1,189,040

28 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

California cont.
San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South Redev.), Ser. D,
6 1/2s, 8/1/31	BBB	$500,000	$541,840

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Bonds (Impt. Area No. 1), Ser. A
5s, 9/1/29 (Prerefunded 9/1/21)	BBB+	990,000	1,015,681
5s, 9/1/28 (Prerefunded 9/1/21)	BBB+	990,000	1,016,958

Selma, Unified School Dist. G.O. Bonds (Election
of 2006), Ser. C, AGO, zero %, 8/1/37	AA–	2,400,000	648,384

Southern CA Pub. Pwr. Auth. Rev. Bonds (Natural
Gas), Ser. A, 5 1/4s, 11/1/21	A–	1,500,000	1,694,970

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	3,780,000	3,785,292

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	750,000	772,020

			120,699,424
Colorado (3.7%)
CO Pub. Hwy. Auth. Rev. Bonds
(E-470), zero %, 9/1/41	Baa2	1,000,000	191,270
Ser. A, NATL, zero %, 9/1/28	A	5,000,000	2,336,350

CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	823,244
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB/F	800,000	840,400
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	4,810,000	4,901,726
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	2,850,000	2,903,124
(Evangelical Lutheran Good Samaritan Society),
5 5/8s, 6/1/43	A3	650,000	670,150
(Evangelical Lutheran Good Samaritan Society),
5 1/2s, 6/1/33	A3	200,000	208,272
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,025,000	3,027,450
(Christian Living Cmntys.), 5 1/4s, 1/1/37	BB–/P	750,000	719,115
(Valley View Assn.), 5 1/8s, 5/15/37	BBB+	1,000,000	996,550
(Christian Living Cmntys.), 5 1/8s, 1/1/30	BB–/P	1,415,000	1,385,568
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	2,100,000	2,005,752
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	5,250,000	5,223,488

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A,
NATL, zero %, 9/1/34	A	12,000,000	3,664,560

Plaza, Tax Assoc. Bonds (Metro. Dist. No. 1),
5s, 12/1/40	BB/P	3,850,000	3,653,727

			33,550,746
Connecticut (0.3%)
Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	B–/P	2,800,000	2,890,356

			2,890,356

Tax-Free High Yield Fund 29

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Delaware (0.8%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	$1,700,000	$1,814,818
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	5,000,000	4,988,300

DE State Hlth. Facs. Auth. VRDN (Christiana
Care), Ser. A, 0.05s, 10/1/38	VMIG1	800,000	800,000

			7,603,118
District of Columbia (1.4%)
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	A–	7,000,000	7,620,130
(Kipp Charter School), 6s, 7/1/33	BBB+	1,000,000	1,076,590

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B
zero %, 10/1/40	Baa1	995,000	185,587
zero %, 10/1/38	Baa1	20,000,000	4,251,600

			13,133,907
Florida (5.2%)
Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper
Co.), Ser. A, 5s, 8/1/26	BBB	1,500,000	1,500,105

Fishhawk, CCD IV Special Assmt. Bonds,
7 1/4s, 5/1/43	B/P	600,000	615,318

Greater Orlando Aviation Auth. Rev. Bonds
(JetBlue Airways Corp.), 5s, 11/15/36	B/P	1,000,000	872,120

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	CCC/P	2,230,000	1,904,777

Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (FL Proton Therapy Inst.),
Ser. A, 6s, 9/1/17	BB–/P	440,000	474,324

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	5,250,000	4,713,344

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	1,820,000	1,836,981

Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB+	4,925,000	4,631,569
(Shell Pt./Alliance), 5s, 11/15/32	BB+	3,210,000	3,016,116

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.2s, 12/15/25	Ba1	1,000,000	888,570

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5s, 10/1/41	A2	4,500,000	4,553,010

Middle Village Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A, 6s, 5/1/35	D/P	1,915,000	1,537,515

Myrtle Creek, Impt. Dist. Special Assmt. Bonds,
Ser. A, 5.2s, 5/1/37	B+/P	1,880,000	1,732,345

Orlando Cmnty. Redev. Agcy. Tax Alloc. Bonds
(Republic Drive/Universal), 5s, 4/1/24	A–/F	2,760,000	2,952,896

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	6,000,000	6,104,640

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B/P	2,460,000	1,571,227

30 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Florida cont.
Pinellas Cnty., Edl. Fac. Auth. Rev. Bonds (Barry
U.), 5 1/4s, 10/1/30	BBB	$1,210,000	$1,222,487

Sarasota Cnty., Hlth. Fac. Auth. Retirement Fac.
Rev. Bonds (Village On The Isle), 5 1/2s, 1/1/27	BBB+/F	1,950,000	1,991,730

Town Ctr. at Palm Coast, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6s, 5/1/36	B/P	1,760,000	1,359,248

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5s, 5/1/33	BB–/P	1,000,000	911,080

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6 1/8s, 5/1/39	BB/P	865,000	935,281

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5s, 5/1/22	B+/P	760,000	782,177

Village Community Development District
No 10 Special Assmt. Bonds, 5 3/4s, 5/1/31 ##	BB/P	1,200,000	1,213,596

			47,320,456
Georgia (2.7%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	Aa3	5,000,000	5,714,549

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines)
Ser. B, 9s, 6/1/35	B+	4,000,000	4,265,920
Ser. A, 8 3/4s, 6/1/29	B+	2,000,000	2,367,520

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	1,800,000	1,802,844

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.), Ser. A, 5s, 10/1/32	Baa2	1,100,000	1,108,976

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 5/8s, 11/15/39	BBB+	1,200,000	1,279,968

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	1,255,000	1,424,977

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life U.,
Inc.), 7s, 6/15/39	Ba3	3,150,000	3,168,365

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	2,375,000	2,345,645

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy
Paper), Ser. A, 6 1/8s, 1/1/34	BB/P	1,400,000	1,408,862

			24,887,626
Guam (0.2%)
Territory of GU, Rev. Bonds, Ser. A,
5 3/8s, 12/1/24	BBB+	1,000,000	1,040,680

Territory of GU, Dept. of Ed. COP (John F.
Kennedy High School), Ser. A, 6 7/8s, 12/1/40	B+	500,000	505,470

			1,546,150
Hawaii (1.1%)
HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	1,350,000	1,508,126
(Hawaiian Elec. Co. — Subsidary),
6 1/2s, 7/1/39	Baa1	7,000,000	7,707,070
(Kahala Nui), 5 1/8s, 11/15/32	BBB–/F	1,050,000	1,058,411

			10,273,607

Tax-Free High Yield Fund	31

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Illinois (4.5%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	$5,075,000	$5,131,942

Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A,
5 3/4s, 1/1/39	A2	5,000,000	5,358,050

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing), 5 5/8s, 3/1/36	B/P	900,000	889,092

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	3,500,000	4,218,235
(Rush U. Med. Ctr.), Ser. A, 7 1/4s, 11/1/38	A2	2,150,000	2,509,330
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,250,000	5,725,125
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,425,000	1,573,898
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	B3	4,155,000	4,056,817
(Roosevelt U.), 6 1/2s, 4/1/39	Baa3	2,000,000	2,046,200
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	2,000,000	2,050,880

IL Fin. Auth. Solid Waste Disposal Rev. Bonds
(Waste Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	A–	5,045,000	5,138,281

IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	430,261	309,896

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	2,150,000	2,407,441

			41,415,187
Indiana (0.9%)
IN State Fin. Auth. Rev. Bonds (OH Valley Elec.
Corp.), Ser. A, 5s, 6/1/32	Baa3	1,750,000	1,714,913

IN State Fin. Auth. VRDN, Ser. A-3, 0.05s, 2/1/37	VMIG1	4,900,000	4,900,000

Valparaiso, Exempt Facs. Rev. Bonds (Pratt Paper,
LLC), 6 3/4s, 1/1/34	B+/P	1,875,000	1,947,525

			8,562,438
Iowa (1.9%)
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care
Initiatives), Ser. A
5 1/2s, 7/1/25	BB+	3,185,000	3,221,946
5s, 7/1/20	BB+	1,700,000	1,740,511

IA State Fin. Auth. Midwestern
Disaster Rev. Bonds
(IA Fertilizer Co., LLC), 5 1/2s, 12/1/22	BB–	1,500,000	1,447,065
(IA Fertilizer Co.), 5 1/4s, 12/1/25	BB–	3,000,000	2,791,920

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	10,000,000	7,889,200

			17,090,642
Kansas (0.2%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village, Inc.), 7 1/4s, 5/15/39	BB/P	1,500,000	1,582,170
5 3/8s, 5/15/27	BB/P	500,000	479,125

			2,061,295
Kentucky (1.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	196,000	196,727
(Masonic Home Indpt. Living II),
7 3/8s, 5/15/46	BB–/P	1,350,000	1,440,788
(Masonic Home Indpt. Living II),
7 1/4s, 5/15/41	BB–/P	900,000	956,187

32 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Kentucky cont.
KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	$2,000,000	$2,069,579

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev.
Bonds (Masonic Homes of KY), 5 3/8s, 11/15/42	BB–/P	1,400,000	1,284,206

Louisville & Jefferson Cnty., Metro. Govt.
College Rev. Bonds (Bellarmine U., Inc.),
Ser. A, 6s, 5/1/38	Baa3	855,000	882,283

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Hlth. Care, Inc.),
5s, 10/1/30	A–	4,000,000	4,023,440

			10,853,210
Louisiana (0.3%)
Pub. Facs. Auth. Dock & Wharf Rev. Bonds
(Impala Warehousing, LLC), 6 1/2s, 7/1/36	B+/P	1,000,000	939,490

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa1	2,250,000	2,078,235

			3,017,725
Maine (0.7%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Ba1	3,000,000	3,353,010

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	3,000,000	3,012,690

			6,365,700
Maryland (1.0%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,700,000	1,994,321

MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School),
Ser. A, 6s, 5/1/35	BB/P	600,000	607,716

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	4,800,000	4,799,760
6s, 5/1/24	BB/P	2,000,000	2,002,100

			9,403,897
Massachusetts (4.9%)
MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	2,140,000	2,484,496
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	2,616,363	2,153,581
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	B–/P	1,159,997	994,303
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/31	B–/P	704,147	624,057
(Loomis Cmntys.), Ser. A, 6s, 1/1/33	BBB–	500,000	504,770
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F,
5 3/4s, 7/15/43	Baa3	1,000,000	1,036,070
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	238,451	175,095
(New England Conservatory of Music),
5 1/4s, 7/1/38	Baa1	1,900,000	1,931,236
(Wheelock College), Ser. C, 5 1/4s, 10/1/37	BBB	2,000,000	2,009,740
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	1,987,020
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	1,186,016	7,365

Tax-Free High Yield Fund	33

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Dev. Fin. Agcy. 144A Rev. Bonds (Groves
in Lincoln, Inc. (The)), Ser. A, 7 3/4s, 6/1/39 F	BBB+	$1,299,996	$41,600

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	2,150,000	2,203,299

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	6,035,000	6,037,293
(Quincy Med. Ctr.), Ser. A, 6 1/2s, 1/15/38
(In default) †	D/P	972,870	97
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,400,000	1,518,426
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	2,125,000	2,208,428
(Springfield College), 5 5/8s, 10/15/40	Baa1	3,500,000	3,627,995
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB+	3,950,000	3,801,638
(Winchester Hosp.), 5 1/4s, 7/1/38	BBB+	3,050,000	3,107,950
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	1,400,000	1,286,992
(Milford Regl. Med.), Ser. E, 5s, 7/15/32	Baa3	1,000,000	966,070
(Milford Regl. Med.), Ser. E, 5s, 7/15/27	Baa3	2,750,000	2,754,235
(Emerson Hosp.), Ser. E, Radian Insd.,
5s, 8/15/25	BB/P	3,500,000	3,314,780

			44,776,536
Michigan (1.3%)
Advanced Tech. Academy Pub. School Rev.
Bonds, 6s, 11/1/28	BBB–	1,570,000	1,587,851

Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev.
Bonds (Glacier Hills, Inc.), State & Local Govt.
Coll., 8 3/8s, 1/15/19 (Escrowed to maturity)	AA+	1,309,000	1,568,614

Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 7 1/2s, 7/1/39	Ba1	700,000	726,873
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	335,000	335,171
Ser. A, 5 1/4s, 7/1/39	Ba1	500,000	404,275

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	BB–/P	995,000	994,930

MI Higher Ed. Fac. Auth. VRDN (U. of Detroit
Mercy), 0.08s, 11/1/36	VMIG1	500,000	500,000

MI State Hosp. Fin. Auth. Rev. Bonds (Henry Ford
Hlth.), 5 3/4s, 11/15/39	A2	4,400,000	4,556,771

Star Intl. Academy Rev. Bonds (Pub. School
Academy), 5s, 3/1/33	BBB	1,675,000	1,526,930

			12,201,415
Minnesota (2.1%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	2,400,000	2,537,568

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 1/2s, 10/1/41	B/P	1,000,000	953,550

Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-2,
0.05s, 11/15/35	VMIG1	1,750,000	1,750,000

North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes North Oaks),
6 1/8s, 10/1/39	BB/P	1,375,000	1,410,296
(Presbyterian Homes), 6s, 10/1/27	BB/P	1,250,000	1,288,250

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/31	BBB–	1,500,000	1,531,035

34 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Rochester, Hlth. Care Fac. VRDN (Mayo Clinic),
Ser. B, 0.03s, 11/15/38	VMIG1	$2,250,000	$2,250,000

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A,
6 3/8s, 9/1/31	BBB–	500,000	528,355

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A2	5,035,000	5,159,968

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,250,000	1,274,100

St. Paul, Port Auth. Solid Waste Disp. Rev. Bonds
(Gerdau Ameristeel US, Inc.), 4 1/2s, 10/1/37	Baa3	900,000	712,314

			19,395,436
Mississippi (0.8%)
MS Bus. Fin. Corp. Gulf Opportunity Zone Rev.
Bonds, Ser. A, 5s, 5/1/37	A3	1,000,000	1,028,680

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	5,400,000	5,899,878

			6,928,558
Missouri (0.5%)
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. A, 0.04s, 9/1/30	VMIG1	4,500,000	4,500,000

			4,500,000
Montana (0.9%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	750,000	758,813

MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.06s, 12/1/25	A–1	7,160,000	7,160,000

			7,918,813
Nebraska (0.7%)
Central Plains, Energy Rev. Bonds
(NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	A–	1,500,000	1,697,910
(NE Gas No. 3), 5s, 9/1/32	A–	3,000,000	3,047,970

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 5/8s, 1/1/40	AA–/F	1,825,000	1,905,355

			6,651,235
Nevada (1.7%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151)
5s, 8/1/25	BB–/P	300,000	253,167
5s, 8/1/20	BB–/P	335,000	310,542
5s, 8/1/19	BB–/P	1,120,000	1,075,200
5s, 8/1/18	BB–/P	1,075,000	1,043,492
5s, 8/1/17	BB–/P	1,270,000	1,244,600

Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-17), 5s, 9/1/25	BB+/P	760,000	752,734
(No. T-18), 5s, 9/1/14	CCC/P	1,680,000	1,671,634

Las Vegas, Special Assmt. Bonds (Dist. No. 607
Local Impt.), 5s, 6/1/22	BB/P	495,000	506,128

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.05s, 6/1/42	VMIG1	9,075,000	9,075,000

			15,932,497

Tax-Free High Yield Fund	35

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

New Hampshire (0.3%)
NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.07s, 7/1/33	VMIG1	$3,100,000	$3,100,000

			3,100,000
New Jersey (6.5%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	5,500,000	4,925,800

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	6,000,000	6,108,059
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,500,000	2,580,450
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,500,000	3,425,975

NJ State Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Baa3	4,000,000	4,079,960
(United Methodist Homes), Ser. A-1, 6 1/4s,
7/1/33 (Prerefunded 7/1/14)	AAA/P	3,000,000	3,132,840
(Paterson Charter School Science & Tech.),
Ser. A, 6.1s, 7/1/44	BBB–	1,130,000	1,122,192
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	1,750,000	1,767,378
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	5,110,000	5,318,488
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	800,000	765,544
(Continental Airlines, Inc.), 5 1/2s, 6/1/33	B2	2,000,000	1,941,940
(Paterson Charter School), Ser. C, 5.3s, 7/1/44	BBB–	2,250,000	1,988,190
(Continental Airlines, Inc.), 5 1/4s, 9/15/29	B2	3,500,000	3,416,070

NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds
(UMM Energy Partners, LLC), Ser. A, 5s, 6/15/37	Baa3	1,000,000	942,130

NJ State Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	3,590,000	3,320,463

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 1A
5s, 6/1/41	B2	8,000,000	5,908,640
4 3/4s, 6/1/34	B2	7,700,000	5,688,298
4 5/8s, 6/1/26	B1	3,470,000	3,003,632

			59,436,049
New Mexico (1.4%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa2	3,000,000	3,118,200
(San Juan), Ser. A, 4 7/8s, 4/1/33	Baa1	7,660,000	7,486,961
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	2,750,000	2,687,878

			13,293,039
New York (3.5%)
Brooklyn Arena Local Dev. Corp. Rev. Bonds
(Barclays Ctr.), 6 3/8s, 7/15/43	Baa3	3,000,000	3,227,310

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	722,171

Niagara, Area Dev. Corp. Solid Waste Disp. Fac.
Rev. Bonds (Covanta Holding Corp.), Ser. A,
5 1/4s, 11/1/42	Ba2	1,450,000	1,318,297

NY City, Indl. Dev. Agcy. Rev. Bonds (Yankee
Stadium — Pilot), AGO, 7s, 3/1/49	AA–	1,000,000	1,154,300

36 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B+/P	$2,420,000	$2,573,017
(British Airways PLC), 5 1/4s, 12/1/32	BB	2,325,000	2,129,677
(Jetblue Airways Corp.), 5 1/8s, 5/15/30	B	3,680,000	3,391,120
(Jetblue Airways Corp.), 5s, 5/15/20	B	550,000	545,578

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	4,180,000	4,053,763

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	1,800,000	1,805,940

NY State Liberty Dev. Corp. Rev. Bonds (7 World
Trade Ctr.), Class 3, 5s, 3/15/44	Baa2	1,000,000	999,950

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB–/P	1,500,000	1,500,075

Onondaga Civic Dev. Corp. Rev. Bonds (St.
Joseph’s Hosp. Hlth. Ctr.), 5s, 7/1/42	Ba2	1,000,000	840,560

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	2,100,000	2,279,277

Suffolk Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B,
7 5/8s, 1/1/30	B–/P	3,160,000	3,160,316
(Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	750,000	749,228
(Gurwin Jewish-Phase II), 6.7s, 5/1/39
(Prerefunded 5/1/14)	AAA/P	935,000	968,239

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds (St.
John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B+	500,000	499,965

			31,918,783
North Carolina (0.7%)
NC Cap. Fin. Agcy. Edl. Fac. Rev. Bonds (Meredith
College), 6s, 6/1/31	BBB	1,000,000	1,053,030

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6 1/8s, 11/1/38	BBB+/F	450,000	469,926
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	750,000	753,533

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	2,500,000	2,527,175
(First Mtge. United Methodist), Ser. C,
5 1/2s, 10/1/32	BB+/P	2,000,000	2,006,100

			6,809,764
Ohio (3.6%)
Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B3	3,300,000	2,705,439
Ser. A-2, 6s, 6/1/42	B3	2,500,000	2,000,675
Ser. A-2, 5 7/8s, 6/1/30	B3	12,055,000	9,703,793
Ser. A-2, 5 3/4s, 6/1/34	B3	6,425,000	5,000,127

Tax-Free High Yield Fund	37

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Ohio cont.
Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS)
Cmntys. Oblig. Group), Ser. A, 6s, 7/1/35	BBB–	$3,000,000	$3,041,280

Hickory Chase Cmnty. Auth. Rev. Bonds
(Infrastructure Impt.), 7s, 12/1/38 F	CCC/P	1,560,000	187,044

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 6s, 8/15/43	A3	1,550,000	1,627,438

OH State Air Quality Dev. Auth. Rev. Bonds (Valley
Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,450,000	1,589,635

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	4,850,000	4,940,210

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	2,225,000	2,109,723

			32,905,364
Oklahoma (1.3%)
OK Cnty., Fin. Auth. Rev. Bonds (Epworth Village),
Ser. A, 5s, 4/1/33	BB–/P	1,070,000	1,044,170

OK State Tpk. Auth. VRDN, Ser. F, 0.05s, 1/1/28	VMIG1	7,800,000	7,800,000

Tulsa, Muni. Arpt. Trust Rev. Bonds (American
Airlines, Inc.)
6 1/4s, 6/1/20	B+/P	1,000,000	1,005,000
Ser. B, 5 1/2s, 12/1/35	B+/P	2,000,000	1,895,280

			11,744,450
Oregon (0.2%)
Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6 3/8s, 11/1/33	A3	1,800,000	1,971,738

			1,971,738
Pennsylvania (3.9%)
Allegheny Cnty., Higher Ed. Bldg.
Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5 3/4s, 10/15/40	Baa3	765,000	754,650
(Chatham U.), Ser. A, 5s, 9/1/35	BBB	1,000,000	945,700
(Chatham U.), Ser. A, 5s, 9/1/30	BBB	1,500,000	1,476,705

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(Env. Impt. — USX Corp.), 6 7/8s, 5/1/30	BB–	3,400,000	3,515,600
(U.S. Steel Corp.), 6 3/4s, 11/1/24	BB–	1,000,000	1,047,680

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(United States Steel Corp.), 5 3/4s, 8/1/42	BB–	1,800,000	1,456,452

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A, 5s, 5/1/42	Baa2	2,250,000	2,044,620

Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (US Steel
Corp.), 6 3/4s, 6/1/26	BB–	1,460,000	1,545,133

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Diakon Lutheran Ministries), 5s, 1/1/36	BBB+/F	1,790,000	1,782,840

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren
Village), Ser. A
6 1/2s, 7/1/40	BB–/P	3,000,000	3,019,739
6 3/8s, 7/1/30	BB–/P	1,375,000	1,386,371

Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
Bonds (Arcadia U.), 5 1/4s, 4/1/30	BBB	1,530,000	1,563,767

38 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont. Care),
6 1/4s, 2/1/35	B–/P	$2,400,000	$2,401,104

Northampton Cnty., Indl. Dev. Auth. Tax Alloc.
Bonds (Rte. 33), 7s, 7/1/32	B/P	1,200,000	1,195,224

Northeastern PA Hosp. & Ed. Auth. Rev. Bonds
(Wilkes U.), Ser. A, 5 1/4s, 3/1/42	BBB	1,000,000	965,800

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	1,000,000	1,066,180
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,400,000	1,392,244
(Edinboro U. Foundation), 5 7/8s, 7/1/38	Baa3	1,000,000	985,280
(Indiana U.), Ser. A, 5s, 7/1/32	BBB+	500,000	498,190

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	1,720,000	1,789,196

Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Rev. Bonds
(Graduate Hlth. Syst. Oblig. Group), 7 1/4s,
7/1/18 (In default) †	D/P	5,263,244	6,579
(Graduate Hlth. Syst.), Ser. B, 6 1/4s, 7/1/13
(In default) *** †	D/P	510,506	5

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	3,675,000	3,929,935

Washington Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (First Mtge. AHF/Central),
8 1/2s, 1/1/29	B/P	1,025,000	1,026,107

			35,795,101
Puerto Rico (1.5%)
Cmnwlth. of PR, G.O. Bonds (Pub. Impt.), Ser. A,
5 3/4s, 7/1/41	Baa3	5,000,000	3,535,150

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. A, 5s, 7/1/42	BBB	1,840,000	1,044,217

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.), Ser. P, Cmnwlth. of PR Gtd.,
6 3/4s, 7/1/36	Baa3	5,000,000	3,826,250

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
NATL, zero %, 8/1/43	AA–	20,000,000	2,705,600
zero %, 8/1/31	A+	10,000,000	2,387,500

			13,498,717
South Carolina (0.1%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5.3s, 3/1/28	BBB	500,000	500,075

			500,075
Texas (11.3%)
Brazos River Harbor Naval Dist. Env. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	5,150,000	5,476,716

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	1,850,000	1,946,607

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea
Pub. Schools)
6s, 8/15/33	BBB	500,000	530,515
5s, 8/15/32	BBB	1,500,000	1,483,905

Tax-Free High Yield Fund 39

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
Grand Parkway Trans. Corp. Rev. Bonds (Sub. Tier
Toll Syst.), Ser. B, 5s, 4/1/53	AA+	$900,000	$907,488

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(Texas Med. Ctr.), Ser. B-1, 0.05s, 9/1/31	VMIG1	2,693,000	2,693,000
(The Methodist Hosp.), Ser. C-1, 0.05s, 12/1/24	A–1+	7,980,000	7,980,000

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B2	500,000	500,640
(Special Fac. — Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/21	B2	6,000,000	6,000,180
(Continental Airlines, Inc. Term. Project),
6 1/2s, 7/15/30	B2	3,200,000	3,341,600
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B2	4,985,000	4,979,716

Houston, Higher Ed. Fin. Co. Rev. Bonds (Cosmos
Foundation), Ser. A
5s, 2/15/42	BBB	2,250,000	2,105,348
5s, 2/15/32	BBB	2,250,000	2,190,015

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A
6 3/8s, 8/15/44	BBB	2,450,000	2,636,592
6 1/4s, 8/15/39	BBB	2,375,000	2,547,568

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	4,850,000	4,898,937

Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	2,400,000	2,666,112
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	3,000,000	2,836,380

Newark, Cultural Ed. Facs. Fin. Corp. Rev. Bonds
(AW Brown-Fellowship Leadership Academy),
Ser. A, 6s, 8/15/32	BBB–	600,000	615,918

North TX, Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5 1/8s, 12/1/42	BBB–	2,500,000	2,399,899

North TX, Thruway Auth. Rev. Bonds, Ser. B,
zero %, 9/1/37	AA+	3,000,000	781,590

North TX, Tollway Auth. Rev. Bonds (Toll 2nd Tier),
Ser. F, 5 3/4s, 1/1/38	A3	3,370,000	3,541,331

North TX, Tollway Auth. stepped-coupon Rev.
Bonds (1st Tier), Ser. I, stepped-coupon zero %,
(6 1/2S, 1/1/15), 1/1/43 ††	A2	5,300,000	5,834,187

Red River, Hlth. Retirement Facs. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)
Ser. C, 6 1/4s, 5/9/53	B/P	162,000	138,795
Ser. B, 6.15s, 11/15/49	B/P	2,766,000	2,357,268
Ser. A, 6.05s, 11/15/46	B/P	1,833,000	1,550,791
Ser. D, 6.05s, 11/15/46	B/P	317,000	268,195
Ser. A, 5.45s, 11/15/38	B/P	4,122,000	3,285,275

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/44	B+/P	4,500,000	4,362,615
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	1,000,000	977,900
(Air Force Village), 6 3/8s, 11/15/44	BBB–/F	5,825,000	5,949,597

40 Tax-Free High Yield Fund

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
Travis Cnty., Cultural Ed. Facs. Fin. Corp. Rev.
Bonds (Wayside Schools), Ser. A
5 1/4s, 8/15/42	BB+	$450,000	$390,429
5s, 8/15/27	BB+	500,000	473,160

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	4,500,000	4,970,475

TX Private Activity Surface Trans.
Corp. Rev. Bonds
(LBJ Infrastructure), 7s, 6/30/40	Baa3	4,500,000	4,977,270
(NTE Mobility), 6 7/8s, 12/31/39	Baa2	3,350,000	3,660,411

Uptown, Dev. Auth. Tax Increment Contract
Tax Alloc. Bonds (Infrastructure Impt. Fac.),
5 1/2s, 9/1/29	BBB	1,000,000	1,072,680

			103,329,105
Utah (0.8%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs.,
Inc.), Ser. C, 0.05s, 5/15/36	A–1+	7,150,000	7,150,000

			7,150,000
Virginia (1.9%)
Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds (Westminster-
Canterbury), 5s, 1/1/31	BB–/P	575,000	552,765

Chesterfield Cnty., Hlth. Ctr. Cmnty. Res. Care
Fac. Rev. Bonds (Lucy Corr Village), Ser. A,
6 1/4s, 12/1/38	B–/P	1,450,000	1,036,185

Lexington, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Kendal at Lexington), Ser. A,
5 1/2s, 1/1/37	BB–/P	1,460,000	1,431,968

VA ST Small Bus. Fin. Sr. Lien Auth. Rev. Bonds
(95 Express Lanes, LLC), 5s, 1/1/40	BBB–	4,500,000	4,138,650

VA State Small Bus. Fin. Auth. Rev.
Bonds (Elizabeth River Crossings OPCO,
LLC), 6s, 1/1/37	BBB–	2,100,000	2,200,002

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	5,100,000	5,843,732

Winchester, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), Ser. A,
5.3s, 1/1/35	BBB+/F	2,000,000	2,001,460

			17,204,762
Washington (1.1%)
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5s, 4/1/30	B+	700,000	635,579

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 5/8s, 10/1/40	Baa1	1,600,000	1,624,992
5 1/4s, 10/1/46	Baa1	2,000,000	2,015,680
5s, 10/1/32	Baa1	815,000	820,917

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	3,000,000	3,291,360
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	1,300,000	1,268,384

			9,656,912

Tax-Free High Yield Fund	41

MUNICIPAL BONDS AND NOTES (96.4%)* cont.	Rating**	Principal amount	Value

West Virginia (0.3%)
Pleasants Cnty., Poll. Control Rev. Bonds
(Allegheny), Ser. F, 5 1/4s, 10/15/37	Baa3	$500,000	$500,955

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	2,330,000	2,314,948

			2,815,903
Wisconsin (1.2%)
Platteville, Redev. Auth. Rev. Bonds
(UW-Platteville Real Estate), 5s, 7/1/32	BBB–	1,500,000	1,482,150

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds
(Sr. Oblig. Group), 5 1/4s, 7/1/28	BBB–	800,000	770,224
(Trans. Infrastructure Properties), 5s, 7/1/42	BBB–	3,500,000	2,880,150

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB+/P	1,350,000	1,453,086
(St. Johns Cmntys. Inc.), Ser. A, 7 1/4s, 9/15/29	BB+/P	1,000,000	1,072,970
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,315,180

			10,973,760

Total municipal bonds and notes (cost $858,438,056)			$884,905,508

PREFERRED STOCKS (1.3%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5,
$5.00 cum. pfd.		5,775,000	$5,776,040

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		6,000,000	5,994,900

Total preferred stocks (cost $11,775,000)			$11,770,940

UNITIZED TRUST (0.2%)*		Shares	Value

CMS Liquidating Trust 144A		400	$1,380,800

Total unitized trust (cost $1,206,477)			$1,380,800

COMMON STOCKS (0.0%)*		Shares	Value

Tembec, Inc. (Canada) †		10,751	28,766

Total common stocks (cost $8,077,612)			$28,766

TOTAL INVESTMENTS

Total investments (cost $879,497,145)			$898,086,014

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2013 through January 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $918,155,544.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

42 Tax-Free High Yield Fund

*** Security is in default of principal and interest.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	32.4%
Transportation	12.5
Education	11.0

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$28,766	$—	$—

Total common stocks	28,766	—	—
Municipal bonds and notes	$—	$884,905,508	$—

Preferred stocks	—	11,770,940	—

Unitized trust	—	1,380,800	—

Totals by level	$28,766	$898,057,248	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 43

Statement of assets and liabilities 1/31/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $879,497,145)	$898,086,014

Cash	3,649,214

Interest and other receivables	11,050,513

Receivable for shares of the fund sold	1,695,805

Receivable for investments sold	8,946,592

Total assets	923,428,138

LIABILITIES

Payable for investments purchased	187,044

Payable for purchases of delayed delivery securities (Note 1)	1,200,000

Payable for shares of the fund repurchased	1,950,099

Payable for compensation of Manager (Note 2)	365,577

Payable for custodian fees (Note 2)	6,671

Payable for investor servicing fees (Note 2)	76,147

Payable for Trustee compensation and expenses (Note 2)	386,868

Payable for administrative services (Note 2)	1,590

Payable for distribution fees (Note 2)	212,950

Distributions payable to shareholders	751,065

Other accrued expenses	134,583

Total liabilities	5,272,594

Net assets	$918,155,544

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,005,458,015

Undistributed net investment income (Note 1)	3,812,068

Accumulated net realized loss on investments (Note 1)	(109,703,408)

Net unrealized appreciation of investments	18,588,869

Total — Representing net assets applicable to capital shares outstanding	$918,155,544

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($785,532,604 divided by 66,549,780 shares)	$11.80

Offering price per class A share (100/96.00 of $11.80)*	$12.29

Net asset value and offering price per class B share ($12,005,851 divided by 1,015,259 shares)**	$11.83

Net asset value and offering price per class C share ($56,330,580 divided by 4,762,908 shares)**	$11.83

Net asset value and redemption price per class M share ($7,469,018 divided by 632,723 shares)	$11.80

Offering price per class M share (100/96.75 of $11.80)†	$12.20

Net asset value, offering price and redemption price per class Y share
($56,817,491 divided by 4,798,628 shares)	$11.84

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

44 Tax-Free High Yield Fund

Statement of operations Six months ended 1/31/14 (Unaudited)

INTEREST INCOME	$26,835,247

EXPENSES

Compensation of Manager (Note 2)	$2,231,631

Investor servicing fees (Note 2)	233,392

Custodian fees (Note 2)	7,160

Trustee compensation and expenses (Note 2)	35,990

Distribution fees (Note 2)	1,313,490

Administrative services (Note 2)	14,939

Other	185,574

Total expenses	4,022,176

Expense reduction (Note 2)	(841)

Net expenses	4,021,335

Net investment income	22,813,912

Net realized loss on investments (Notes 1 and 3)	(7,503,182)

Net realized loss on swap contracts (Note 1)	(1,978,914)

Net unrealized appreciation of investments and swap contracts during the period	4,082,857

Net loss on investments	(5,399,239)

Net increase in net assets resulting from operations	$17,414,673

The accompanying notes are an integral part of these financial statements.

Tax-Free High Yield Fund 45

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/14*	Year ended 7/31/13

Operations:
Net investment income	$22,813,912	$51,265,291

Net realized loss on investments	(9,482,096)	(3,650,728)

Net unrealized appreciation (depreciation) of investments	4,082,857	(66,946,875)

Net increase (decrease) in net assets resulting
from operations	17,414,673	(19,332,312)

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(207,521)	(624,172)

Class B	(3,123)	(9,409)

Class C	(14,804)	(52,212)

Class M	(2,004)	(6,422)

Class Y	(14,149)	(71,462)

From tax-exempt net investment income
Class A	(19,348,733)	(41,455,061)

Class B	(259,372)	(521,835)

Class C	(1,228,037)	(2,727,416)

Class M	(183,407)	(384,536)

Class Y	(1,330,518)	(4,499,968)

Redemption fees (Note 1)	—	49,717

Decrease from capital share transactions (Note 4)	(62,836,992)	(150,095,287)

Total decrease in net assets	(68,013,987)	(219,730,375)

NET ASSETS

Beginning of period	986,169,531	1,205,899,906

End of period (including undistributed net investment
income of $3,812,068 and $3,589,824, respectively)	$918,155,544	$986,169,531

* Unaudited

The accompanying notes are an integral part of these financial statements.

46 Tax-Free High Yield Fund

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Tax-Free High Yield Fund 47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
January 31, 2014**	$11.85	.29	(.05)	.24	(.29)	(.29)	—	—	$11.80	2.05*	$785,533	.41*	2.48*	7*
July 31, 2013	12.66	.57	(.83)	(.26)	(.55)	(.55)	— [a]	—	11.85	(2.22)	843,916.80		4.43	16
July 31, 2012	11.56	.60	1.10	1.70	(.60)	(.60)	— [a]	— [d]	12.66	15.03	1,008,921.81		4.94	13
July 31, 2011	11.77	.65	(.23)	.42	(.63)	(.63)	— [a]	— [e]	11.56	3.79	862,832.80		5.74	14
July 31, 2010	10.39	.65	1.36	2.01	(.63)	(.63)	— [a]	— [f]	11.77	19.64	908,190.83		5.71	23
July 31, 2009	11.93	.62	(1.52)	(.90)	(.64)	(.64)	— [a]	—	10.39	(7.15)	806,921	.83 [g]	6.31 [g]	16

Class B
January 31, 2014**	$11.87	.26	(.05)	.21	(.25)	(.25)	—	—	$11.83	1.82*	$12,006	.72*	2.17*	7*
July 31, 2013	12.68	.49	(.83)	(.34)	(.47)	(.47)	— [a]	—	11.87	(2.82)	13,324	1.42	3.82	16
July 31, 2012	11.58	.52	1.10	1.62	(.52)	(.52)	— [a]	— [d]	12.68	14.33	13,768	1.43	4.32	13
July 31, 2011	11.79	.58	(.23)	.35	(.56)	(.56)	— [a]	— [e]	11.58	3.20	11,987	1.42	5.09	14
July 31, 2010	10.40	.58	1.37	1.95	(.56)	(.56)	— [a]	— [f]	11.79	18.99	21,822	1.45	5.12	23
July 31, 2009	11.94	.56	(1.52)	(.96)	(.58)	(.58)	— [a]	—	10.40	(7.76)	32,843	1.46 [g]	5.65 [g]	16

Class C
January 31, 2014**	$11.88	.25	(.06)	.19	(.24)	(.24)	—	—	$11.83	1.65*	$56,331	.80*	2.09*	7*
July 31, 2013	12.69	.47	(.83)	(.36)	(.45)	(.45)	— [a]	—	11.88	(2.97)	69,981	1.57	3.67	16
July 31, 2012	11.58	.50	1.11	1.61	(.50)	(.50)	— [a]	— [d]	12.69	14.24	70,823	1.58	4.13	13
July 31, 2011	11.79	.57	(.23)	.34	(.55)	(.55)	— [a]	— [e]	11.58	2.99	40,797	1.57	4.98	14
July 31, 2010	10.40	.56	1.37	1.93	(.54)	(.54)	— [a]	— [f]	11.79	18.83	36,864	1.60	4.92	23
July 31, 2009	11.93	.54	(1.51)	(.97)	(.56)	(.56)	— [a]	—	10.40	(7.78)	21,010	1.61 [g]	5.56 [g]	16

Class M
January 31, 2014**	$11.85	.28	(.06)	.22	(.27)	(.27)	—	—	$11.80	1.92*	$7,469	.54*	2.34*	7*
July 31, 2013	12.66	.53	(.82)	(.29)	(.52)	(.52)	— [a]	—	11.85	(2.48)	8,543	1.07	4.16	16
July 31, 2012	11.57	.56	1.09	1.65	(.56)	(.56)	— [a]	— [d]	12.66	14.68	9,357	1.08	4.68	13
July 31, 2011	11.77	.62	(.22)	.40	(.60)	(.60)	— [a]	— [e]	11.57	3.61	8,544	1.07	5.47	14
July 31, 2010	10.39	.62	1.36	1.98	(.60)	(.60)	— [a]	— [f]	11.77	19.32	9,549	1.10	5.44	23
July 31, 2009	11.92	.59	(1.51)	(.92)	(.61)	(.61)	— [a]	—	10.39	(7.35)	7,781	1.11 [g]	6.02 [g]	16

Class Y
January 31, 2014**	$11.89	.31	(.06)	.25	(.30)	(.30)	—	—	$11.84	2.17*	$56,817	.29*	2.59*	7*
July 31, 2013	12.70	.60	(.83)	(.23)	(.58)	(.58)	— [a]	—	11.89	(1.99)	50,405.57		4.65	16
July 31, 2012	11.59	.62	1.11	1.73	(.62)	(.62)	— [a]	— [d]	12.70	15.38	103,030.58		5.11	13
July 31, 2011	11.79	.68	(.22)	.46	(.66)	(.66)	— [a]	— [e]	11.59	4.17	58,265.57		5.98	14
July 31, 2010	10.40	.68	1.36	2.04	(.65)	(.65)	— [a]	— [f]	11.79	20.01	38,287.60		5.85	23
July 31, 2009	11.93	.64	(1.50)	(.86)	(.67)	(.67)	— [a]	—	10.40	(6.88)	4,340	.61 [g]	6.57 [g]	16

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48 Tax-Free High Yield Fund	Tax-Free High Yield Fund 49

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Capital, which amounted to less than $0.01 per share outstanding as of August 22, 2011.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

50 Tax-Free High Yield Fund

Notes to financial statements 1/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2013 through January 31, 2014.

Putnam Tax-Free High Yield Fund (the fund) is a diversified series of Putnam Tax-Free Income Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income exempt from federal income tax. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are a combination of below-investment-grade and investment grade securities, and have intermediate- to long term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or

Tax-Free High Yield Fund	51

as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage interest rate risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies

52 Tax-Free High Yield Fund

and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2013, the fund had a capital loss carryover of $96,075,510 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$—	$25,678,808	$25,678,808	*

4,270,473	N/A	4,270,473	July 31, 2016

17,411,277	N/A	17,411,277	July 31, 2017

33,971,635	N/A	33,971,635	July 31, 2018

14,743,317	N/A	14,743,317	July 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $5,339,211 recognized during the period between November 1, 2012 and July 31, 2013 to its fiscal year ending July 31, 2014.

The aggregate identified cost on a tax basis is $878,303,736, resulting in gross unrealized appreciation and depreciation of $56,591,520 and $36,809,242, respectively, or net unrealized appreciation of $19,782,278.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis

Tax-Free High Yield Fund	53

that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$199,967	Class M	2,005

Class B	3,083	Class Y	13,223

Class C	15,114	Total	$233,392

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $841 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $569, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

54 Tax-Free High Yield Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to March 21, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$937,315	Class M	20,129

Class B	52,617	Total	$1,313,490

Class C	303,429

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $21,030 and $394 from the sale of class A and class M shares, respectively, and received $4,287 and $1,255 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,320 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $56,683,377 and $142,188,465, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Six months ended 1/31/14		Year ended 7/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	4,381,946	$50,895,969	8,122,206	$103,300,897

Shares issued in connection with
reinvestment of distributions	1,370,329	15,944,141	2,602,640	32,913,380

	5,752,275	66,840,110	10,724,846	136,214,277

Shares repurchased	(10,400,315)	(120,774,161)	(19,194,134)	(242,801,505)

Net decrease	(4,648,040)	$(53,934,051)	(8,469,288)	$(106,587,228)

Tax-Free High Yield Fund	55

	Six months ended 1/31/14		Year ended 7/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	74,660	$872,770	272,673	$3,472,667

Shares issued in connection with
reinvestment of distributions	18,665	217,607	33,746	427,236

	93,325	1,090,377	306,419	3,899,903

Shares repurchased	(200,161)	(2,328,845)	(269,726)	(3,411,592)

Net increase (decrease)	(106,836)	$(1,238,468)	36,693	$488,311

	Six months ended 1/31/14		Year ended 7/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	324,940	$3,797,813	1,827,880	$23,294,772

Shares issued in connection with
reinvestment of distributions	63,802	743,713	123,511	1,564,465

	388,742	4,541,526	1,951,391	24,859,237

Shares repurchased	(1,518,448)	(17,680,174)	(1,641,177)	(20,696,317)

Net increase (decrease)	(1,129,706)	$(13,138,648)	310,214	$4,162,920

	Six months ended 1/31/14		Year ended 7/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	21,399	$248,969	92,277	$1,167,154

Shares issued in connection with
reinvestment of distributions	14,297	166,387	27,837	352,239

	35,696	415,356	120,114	1,519,393

Shares repurchased	(123,697)	(1,440,518)	(138,195)	(1,730,012)

Net decrease	(88,001)	$(1,025,162)	(18,081)	$(210,619)

	Six months ended 1/31/14		Year ended 7/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,601,183	$30,290,366	3,591,968	$45,803,254

Shares issued in connection with
reinvestment of distributions	71,450	834,329	143,393	1,821,290

	2,672,633	31,124,695	3,735,361	47,624,544

Shares repurchased	(2,114,218)	(24,625,358)	(7,608,848)	(95,573,215)

Net increase (decrease)	558,415	$6,499,337	(3,873,487)	$(47,948,671)

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

OTC total return swap contracts (notional)	$1,900,000

56 Tax-Free High Yield Fund

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Interest rate contracts	$(1,978,914)	$(1,978,914)

Total	$(1,978,914)	$(1,978,914)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Swaps	Total

Interest rate contracts	$1,742,884	$1,742,884

Total	$1,742,884	$1,742,884

Tax-Free High Yield Fund	57

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	68,076,117	3,037,765

Ravi Akhoury	68,044,791	3,069,091

Barbara M. Baumann	68,314,720	2,799,162

Jameson A. Baxter	68,226,309	2,887,573

Charles B. Curtis	68,230,354	2,883,527

Robert J. Darretta	68,297,789	2,816,093

Katinka Domotorffy	68,201,877	2,912,004

John A. Hill	68,263,895	2,849,987

Paul L. Joskow	68,271,963	2,841,918

Kenneth R. Leibler	68,319,004	2,794,878

Robert E. Patterson	68,304,474	2,809,408

George Putnam, III	68,322,254	2,791,628

Robert L. Reynolds	68,297,610	2,816,271

W. Thomas Stephens	68,309,657	2,804,225

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

53,324,545	1,989,928	3,687,119	12,112,289

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

40,757,263	1,347,358	2,555,125	8,908,611

All tabulations are rounded to the nearest whole number.

58 Tax-Free High Yield Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal DepositInsurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-Free High Yield Fund 59

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60	Tax-Free High Yield Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax-Free High Yield Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

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SA042
285936 3/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Tax-Free Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2014